UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 20, 2025

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-38323	82-3074668
(Commission File Number)	(IRS Employer Identification No.)

4870 Sadler Road, Ste 300

Glen Allen, VA 23060

(Address of principal executive offices and zip code)

(804) 487-8196

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	ADIL	The Nasdaq Stock Market LLC ((Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2025, Adial Pharmaceuticals, Inc. (the “Company”) entered into an employment agreement with Tony Goodman (the “Goodman Employment Agreement”) to employ Mr. Goodman as the Company’s Chief Operating Officer for a three-year term effective April 1, 2025 (the “Effective Date”) at an annual base salary of $300,000, with a discretionary bonus of up to 30% of his base salary upon achievement of objectives as may be determined by the Company’s board of directors. The Goodman Employment Agreement provides that Mr. Goodman will be eligible to six (6) months’ severance for a without cause termination of employment and twelve (12) months’ severance for a without cause termination of employment following a change of control of the Company.

Mr. Goodman has been serving as the Company’s Chief Operating Officer since January 2024 pursuant to a Master Services Agreement, dated March 15, 2023, and Statement of Work #1, dated March 15, 2023, and Statement of Work #2, dated January 17, 2024, with The Keswick Group, LLC, of which Mr. Goodman is the principal. The Master Services Agreement and Statements of Work with The Keswick Group, LLC will be deemed terminated as of the Effective Date.

There are no family relationships between Mr. Goodman and any of the Company’s directors or executive officers. In addition, except as set forth above, Mr. Goodman is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing description of the Goodman Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Goodman Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Employment Agreement between Adial Pharmaceuticals, Inc. and Tony Goodman, effective April 1, 2025
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2025	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ Cary J. Claiborne
	Name:	Cary J. Claiborne
	Title:	President and Chief Executive Officer